Exhibit 10.40

CHANGE ORDER FORM

Process Flare Provisional Sum Closeout

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00057 DATE OF CHANGE ORDER: April 4, 2017

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	The previous value of the Process Flare Provisional Sum incorporated into the Agreement in Change Order CO-00052, dated September 1, 2016, was U.S. $9,707,319. Parties now agree to close this Provisional Sum. Actual Cost for the Process Flare through February 26, 2017 was $8,063,510. The contract price will be decreased by $1,643,809 which reflects the closure of the provisional sum. The remaining scope will be performed under Stage 2.

2.	All equipment, piping, and other materials needed for the Stage 1 Provisional Sum Process Flare Modification Work has been procured. In order to facilitate Final Completion of the Stage 1 Agreement, which requires all Provisional Sums to be closed, parties will close this Provisional Sum and transfer the job hours needed to complete the HPAA compressor installation to a future Stage 2 Change Order.

3.	The Provisional Sum breakdown is described as follows:

a.	The previous Process Flare Provisional Sum in Article 2 of Attachment EE, Schedule EE-2, of the Agreement was Nine Million, Seven Hundred Seven Thousand, Three Hundred Nineteen U.S. Dollars (U.S. $9,707,319). This Change Order will reduce of the Process Flare Provisional Sum by (U.S. $9,707,319) and the value will be $0.

b.	The Parties agree to adjust the Aggregate Provisional Sum specified in Article 7.1A of the Agreement which prior to this Change Order was One Hundred Seventy-Nine Million, Seven Hundred Seventeen Thousand, Four Hundred Seventy-Two U.S. Dollars (U.S. $179,717,472) after adjustments to CO-00055 and CO-00056. This Change Order will decrease the Aggregate Provisional Sum amount by Nine Million, Seven Hundred Seven Thousand, Three Hundred Nineteen U.S. Dollars ($9,707,319) and the new Aggregate Provisional Sum value shall be One Hundred Seventy Million, Ten Thousand, One Hundred Fifty-Three U.S. Dollars ($170,010,153).

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit A of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#00001-00056)	$215,493,286
The Contract Price prior to this Change Order was	$4,115,493,286
The Contract Price will be decreased by this Change Order in the amount of	$(1,643,809)
The new Contract Price including this Change Order will be	$4,113,849,477

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes – See Exhibit A of this Change Order

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ BT Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ___ Contractor ___ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor

Ed Lehotsky	Bhupesh Thakkar
Name	Name

SVP E+C	Senior Project Manager
Title	Title

April 24, 2017	April 6, 2017
Date of Signing	Date of Signing

CHANGE ORDER FORM

Louisiana Sales and Use Tax Provisional Sum Closeout

PROJECT NAME: Sabine Pass LNG Liquefaction Facility	CHANGE ORDER NUMBER: CO-00058

DATE OF CHANGE ORDER: May 4, 2017

OWNER: Sabine Pass Liquefaction, LLC

CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc.

DATE OF AGREEMENT: November 11, 2011

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	The previous value of the Louisiana Sales and Use Tax Provisional Sum incorporated into the Agreement in Change Order CO-00039, dated February 12, 2015, was U.S. $62,276,785. Parties now agree to close this Provisional Sum. Actual Cost for the Louisiana Sales and Use Tax through April 2017 was $57,399,857. The contract price will be decreased by $4,876,928 which reflects the closure of the provisional sum.

2.	Any variance to the Stage 1 final tax numbers will be reconciled under the Stage 2 Agreement’s Louisiana Sales and Use Tax Provisional Sum.

3.	The Provisional Sum breakdown is described as follows:

a.	The previous Louisiana Sales and Use Tax Provisional Sum in Article 2.5 of Attachment EE, Schedule EE-2, of the Agreement was Sixty-Two Million, Two Hundred Seventy-Six Thousand, Seven Hundred Eighty-Five U.S. Dollars (U.S. $62,276,785). This Change Order will reduce the Louisiana Sales and Use Tax Provisional Sum by (U.S. $62,276,785) and the value will be $0.

b.	The Parties agree to adjust the Aggregate Provisional Sum specified in Article 7.1A of the Agreement which prior to this Change Order was One Hundred Seventy Million, Ten Thousand, One Hundred Fifty-Three U.S. Dollars (U.S. $170,010,153). This Change Order will decrease the Aggregate Provisional Sum amount by Sixty-Two Million, Two Hundred Seventy-Six Thousand, Seven Hundred Eighty-Five U.S. Dollars (U.S. $62,276,785) and the new Aggregate Provisional Sum value shall be One Hundred Seven Million, Seven Hundred Thirty-Three Thousand, Three Hundred Sixty-Eight U.S. Dollars (U.S. $107,733,368).

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit A of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#00001-00057)	$213,849,477
The Contract Price prior to this Change Order was	$4,113,849,477
The Contract Price will be decreased by this Change Order in the amount of	$(4,876,928)
The new Contract Price including this Change Order will be	$4,108,972,549

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes – See Exhibit A of this Change Order

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ BT Contractor /s/ EL Owner

~~“[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:          Contractor          Owner”~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky Owner	/s/ Bhupesh Thakkar Contractor

Ed Lehotsky Name	Bhupesh Thakkar Name

SVP E+C Title	Senior Project Manager Title

May 23, 2017 Date of Signing	May 4, 2017 Date of Signing